EXHIBIT 77C -- MATTERS SUBMITTED TO A VOTE OF SECURITY HOLDERS


RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND

SPECIAL MEETING OF SHAREHOLDERS HELD ON FEBRUARY 15, 2011
(UNAUDITED)




A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposal(s) is(are) set forth below. A vote is based on total dollar interest in the Fund.

1. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN RIVERSOURCE DISCIPLINED SMALL AND MID CAP EQUITY FUND AND COLUMBIA MID CAP VALUE FUND.

--------------------------------------------------------------------------------------------------------------------
      DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------------
        75,896,075.748                  1,383,005.095                  2,196,501.674                 55,516,055.610
--------------------------------------------------------------------------------------------------------------------

2. TO ELECT DIRECTORS TO THE BOARD.*

-------------------------------------------------------------------------------------------------------------------------
                                               DOLLARS VOTED         DOLLARS VOTED                            BROKER NON-
                                                   "FOR"              "WITHHOLD"          ABSTENTIONS            VOTES
-------------------------------------------------------------------------------------------------------------------------
01. Kathleen Blatz                            172,540,916.625        1,805,668.426           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
02. Edward J. Boudreau, Jr.                   172,421,458.522        1,925,126.529           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
03. Pamela G. Carlton                         172,537,647.574        1,808,937.476           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
04. William P. Carmichael                     172,375,356.411        1,971,228.640           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
05. Patricia M. Flynn                         172,558,265.441        1,788,319.609           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
06. William A. Hawkins                        172,516,643.142        1,829,941.908           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
07. R. Glenn Hilliard                         172,507,303.555        1,839,281.495           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
08. Stephen R. Lewis, Jr.                     172,433,700.328        1,912,884.722           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
09. John F. Maher                             172,440,287.410        1,906,297.640           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
10. John J. Nagorniak                         172,506,543.954        1,840,041.097           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
11. Catherine James Paglia                    172,550,901.118        1,795,683.932           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
12. Leroy C. Richie                           172,429,087.220        1,917,497.830           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
13. Anthony M. Santomero                      172,450,088.164        1,896,496.886           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
14. Minor M. Shaw                             172,534,456.874        1,812,128.177           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
15. Alison Taunton-Rigby                      172,533,340.587        1,813,244.464           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
16. William F. Truscott                       172,461,237.858        1,885,347.192           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------

3. TO APPROVE THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION OF RIVERSOURCE DIMENSIONS SERIES, INC. TO INCREASE THE MAXIMUM NUMBER OF BOARD MEMBERS.*

--------------------------------------------------------------------------------------------------------------------
      DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------------
        169,693,198.939                 2,708,444.978                  1,944,932.284                     8.850
--------------------------------------------------------------------------------------------------------------------

* All dollars of RiverSource Dimensions Series, Inc. are voted together as a single class for election of directors and amendments to the Articles of Incorporation.

EXHIBIT 77C -- MATTERS SUBMITTED TO A VOTE OF SECURITY HOLDERS

RESULTS OF MEETING OF SHAREHOLDERS

RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND

SPECIAL MEETING OF SHAREHOLDERS HELD ON FEBRUARY 15, 2011
(UNAUDITED)

A brief description of the proposal(s) voted upon at the meeting and the votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to the proposal(s) is(are) set forth below. A vote is based on total dollar interest in the Fund.

1. TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION BETWEEN RIVERSOURCE DISCIPLINED SMALL CAP VALUE FUND AND COLUMBIA SMALL CAP VALUE FUND I.

--------------------------------------------------------------------------------------------------------------------
      DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------------
        38,761,576.110                    8,861.372                     57,952.991                    526,556.450
--------------------------------------------------------------------------------------------------------------------

2. TO ELECT DIRECTORS TO THE BOARD.*

-------------------------------------------------------------------------------------------------------------------------
                                               DOLLARS VOTED          DOLLARS VOTED                           BROKER NON-
                                                   "FOR"               "WITHHOLD"          ABSTENTIONS           VOTES
-------------------------------------------------------------------------------------------------------------------------
01. Kathleen Blatz                            172,540,916.625        1,805,668.426           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
02. Edward J. Boudreau, Jr.                   172,421,458.522        1,925,126.529           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
03. Pamela G. Carlton                         172,537,647.574        1,808,937.476           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
04. William P. Carmichael                     172,375,356.411        1,971,228.640           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
05. Patricia M. Flynn                         172,558,265.441        1,788,319.609           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
06. William A. Hawkins                        172,516,643.142        1,829,941.908           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
07. R. Glenn Hilliard                         172,507,303.555        1,839,281.495           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
08. Stephen R. Lewis, Jr.                     172,433,700.328        1,912,884.722           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
09. John F. Maher                             172,440,287.410        1,906,297.640           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
10. John J. Nagorniak                         172,506,543.954        1,840,041.097           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
11. Catherine James Paglia                    172,550,901.118        1,795,683.932           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
12. Leroy C. Richie                           172,429,087.220        1,917,497.830           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
13. Anthony M. Santomero                      172,450,088.164        1,896,496.886           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
14. Minor M. Shaw                             172,534,456.874        1,812,128.177           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
15. Alison Taunton-Rigby                      172,533,340.587        1,813,244.464           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------
16. William F. Truscott                       172,461,237.858        1,885,347.192           0.000               0.000
-------------------------------------------------------------------------------------------------------------------------

3. TO APPROVE THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION OF RIVERSOURCE DIMENSIONS SERIES, INC. TO INCREASE THE MAXIMUM NUMBER OF BOARD MEMBERS.*

--------------------------------------------------------------------------------------------------------------------
      DOLLARS VOTED "FOR"          DOLLARS VOTED "AGAINST"              ABSTENTIONS                 BROKER NON-VOTES
--------------------------------------------------------------------------------------------------------------------
        169,693,198.939                 2,708,444.978                  1,944,932.284                     8.850
--------------------------------------------------------------------------------------------------------------------

* All dollars of RiverSource Dimensions Series, Inc. are voted together as a single class for election of directors and amendments to the Articles of Incorporation.